COATS NORTH AMERICA CONSOLIDATED, INC.



                              TAG-IT PACIFIC, INC.



                   SERIES C PREFERRED STOCK PURCHASE AGREEMENT


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                              TAG-IT PACIFIC, INC.

                   SERIES C PREFERRED STOCK PURCHASE AGREEMENT

     THIS SERIES C PREFERRED STOCK PURCHASE AGREEMENT (this "AGREEMENT") is entered into as of September 20, 2001, by and between Tag-It Pacific, Inc., a Delaware corporation (the "COMPANY"), and Coats North America Consolidated, Inc., a Delaware corporation ("COATS" or "INVESTOR").

                                    RECITALS

     WHEREAS, the Company desires to sell to the Investor and the Investor desires to purchase from the Company 759,494 shares (the "SHARES") of the Company's Series C Convertible Redeemable Preferred Stock of the Company, par value $0.001 (the "SERIES C PREFERRED STOCK") upon the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises hereinafter set forth, the parties hereto agree as follows:

     1. AGREEMENT TO SELL AND PURCHASE.

     1.1 AUTHORIZATION OF SHARES. On or prior to the Closing (as defined in
Section 2 below), the Company shall have authorized (i) the sale and issuance of the Shares to the Investor and (ii) the issuance of such shares of Common Stock of the Company, par value $0.001 per share ("COMMON STOCK"), as may be issued upon conversion of the Shares (the "CONVERSION SHARES"). The Shares shall have the rights, preferences, privileges and restrictions set forth in the Series C Convertible Redeemable Preferred Stock Certificate of Designations of the Company in the form attached hereto as EXHIBIT A (the "CERTIFICATE OF DESIGNATIONS").

     1.2 ISSUANCE. Subject to the terms and conditions hereof, at the Closing (as hereinafter defined) the Company hereby agrees to issue and sell to the Investor the Shares and the Investor agrees to purchase the Shares at a price per share of $3.95 for the aggregate sum of $3,000,001.30 (the "PURCHASE PRICE").

     2. CLOSING AND DELIVERY.

     2.1 CLOSING. The closing of the issuance of the Shares under this Agreement (the "Closing") shall take place at 5:00 p.m. on September 20, 2001, at the offices of Akin Gump Strauss Hauer & Feld, 2029 Century Park East, 24th Floor, Los Angeles, California 90067-3010 or at such other time or place as the Company and the Investor may mutually agree (such date is hereinafter referred to as the "CLOSING DATE").

     2.2 DELIVERY. At the Closing, subject to the terms and conditions hereof, the Company will deliver to the Investor a certificate representing the Shares to be issued to the Investor at the Closing against payment by the Investor of the Purchase Price as follows: (a) cancellation, evidenced by execution and delivery to the Company of a certificate of cancellation (the "CANCELLATION CERTIFICATE") in the form attached as EXHIBIT B hereto, of indebtedness of the Company to the Investor or its affiliates arising pursuant to all unpaid invoices of the Investor or


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its affiliates to the Company that as of the Closing Date are past due (the
"OFFSET AMOUNT"); and (b) an amount equal to the remainder of $3,000,000 minus the Offset Amount (the "CASH PAYMENT") payable by wire transfer to the Company of immediately available funds at the account set forth on Schedule 2.2 hereto.

     3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

     The Company hereby represents and warrants to the Investor that except as set forth in the disclosure letter (the "Disclosure Letter") delivered by the Company to the Investor at the Closing, after giving effect to the transactions contemplated by this Agreement, the Supply Agreement and the Investor Rights Agreement, as of the date of this Agreement as follows:

     3.1 ORGANIZATION, GOOD STANDING AND QUALIFICATION. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company has all requisite corporate power and authority to own and operate its properties and assets, to execute and deliver this Agreement and the Investor Rights Agreement in the form attached hereto as EXHIBIT C (the "INVESTOR RIGHTS AGREEMENT," and collectively with the Agreement, the "TRANSACTION DOCUMENTS"), to issue and sell the Shares and, upon conversion of the Shares in accordance with the Certificate of Designations, the Conversion Shares, and to carry out the provisions of this Agreement, the Investor Rights Agreement and the Certificate of Designations and to carry on its business as presently conducted. The Company is duly qualified and is authorized to do business and is in good standing as a foreign corporation in all jurisdictions in which the nature of its activities and of its properties (both owned and leased) makes such qualification necessary, except for those jurisdictions in which failure to do so would not have a Material Adverse Effect (as hereinafter defined) on the Company or its business. For purposes of this Agreement, "MATERIAL ADVERSE EFFECT" shall mean any effect on the business, operations, properties, prospects, material agreements or financial condition of the Company that is material and adverse to the Company and its subsidiaries, taken as a whole, and/or any condition, circumstance, or situation that would prohibit or otherwise materially interfere with the ability of the Company to enter into and perform any of its obligations under the Transaction Documents in any material respect.

     3.2 SEC DOCUMENTS. The Company has made available to the Investor true and complete copies of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000 (the "ANNUAL REPORT"), the Company's quarterly report on Form 10-Q for the quarter ended June 30, 2001, and each report, proxy statement or registration statement filed by the Company with the Securities and Exchange Commission (the "SEC") pursuant to the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT") or the Securities Act since the filing of the Annual Report through the date hereof (collectively such documents are referred to as the "SEC DOCUMENTS"). As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act, and rules and regulations of the SEC promulgated thereunder and the SEC Documents did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. As of their respective dates, to the best of Company's knowledge, the financial statements of the Company included in the SEC Documents complied in all material respects with applicable accounting requirements and the published rules and regulations of the SEC or


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other applicable rules and regulations with respect thereto at the time of such inclusion. Except as reflected in the Company's report on Form 8-K, filed on June 19, 2001, neither the Company nor any of its subsidiaries has any material indebtedness, obligations or liabilities of any kind (whether accrued, absolute, contingent or otherwise, and whether due or to become due) that would have been required to be reflected in, reserved against or otherwise described in the financial statements or in the notes thereto in accordance with GAAP, which was not fully reflected in, reserved against or otherwise described in the financial statements or the notes thereto included in the SEC Documents or was not incurred in the ordinary course of business consistent with the Company's past practices since the last date of such financial statements.

     3.3 CAPITALIZATION; VOTING RIGHTS. (a) The authorized capital stock of the Company immediately prior to the closing is as set forth in the SEC Documents. Set forth on SCHEDULE 3.3(A) hereto is a listing of the total number of outstanding shares of the capital stock of the Company, and the total number of outstanding warrants, options and rights to purchase capital stock from the Company, in each case as of August 31, 2001. All issued and outstanding shares of the Company's Common Stock have been duly authorized and validly issued and are fully paid and nonassessable. The rights, preferences, privileges and restrictions of the Series C Preferred Stock are as stated in the Certificate of Designations.

     (b) When issued in compliance with the provisions of this Agreement and the Certificate of Designations, the Shares and the Conversion Shares will be validly issued, fully paid and nonassessable, and will have been issued in compliance with all applicable state and federal laws concerning the issuance of securities, and will be free of any liens or encumbrances other than liens and encumbrances created by or imposed upon them by the Investor; PROVIDED, HOWEVER, that the Shares and the Conversion Shares may be subject to restrictions on transfer (i) under state and/or federal securities laws as set forth herein, or as otherwise required by such laws at the time a transfer is proposed and (ii) pursuant to the terms of the Investor Rights Agreement.

     3.4 AUTHORIZATION; BINDING OBLIGATIONS. The Company has all requisite corporate power and authority to execute, deliver and perform its obligations under the Transaction Documents. All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization of this Agreement and the Investor Rights Agreement, the performance of all obligations of the Company hereunder and thereunder at the Closing and the authorization, issuance and delivery of the Shares pursuant hereto and the Conversion Shares pursuant to the Certificate of Designations has been taken or will be taken prior to the Closing. This Agreement and the Investor Rights Agreement, when executed and delivered, will be valid and binding obligations of the Company enforceable in accordance with their terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights; (ii) general principles of equity that restrict the availability of equitable remedies; and (iii) to the extent that the enforceability of the indemnification provisions in Section 1.7 of the Investor Rights Agreement may be limited by applicable laws.

     3.5 NO GENERAL SOLICITATION OR ADVERTISING IN REGARD TO THIS TRANSACTION. In connection with the sale of the Shares hereunder, neither the Company nor any of its subsidiaries nor any person acting on its or their behalf (i) has conducted or will conduct any general


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solicitation (as that term is used in Rule 502(c) of Regulation D) or general advertising with respect to the Shares or (ii) made any offers or sales of any security or solicited any offers to buy any security under any circumstances that would require registration of the Securities under the Securities Act; PROVIDED, that the Company makes no representation or warranty with respect to the Investor.

     3.6 NO MATERIAL ADVERSE EFFECT. Since June 30, 2001, no Material Adverse Effect (as defined) has occurred or exists with respect to the Company, except as disclosed in the SEC Documents.

     3.7 NO UNDISCLOSED EVENTS OR CIRCUMSTANCES. Since June 30, 2001, no event or circumstance has occurred or exists with respect to the Company or its businesses, properties, prospects, operations or financial condition, that, under applicable law, rule or regulation, requires public disclosure or announcement prior to the date hereof by the Company but which has not been so publicly announced or disclosed in the SEC Documents.

     3.8 LITIGATION AND OTHER PROCEEDINGS. Except as disclosed in the SEC Documents, there are no lawsuits or proceedings pending or, to the knowledge of the Company, threatened, against the Company, nor has the Company received any written or oral notice of any such action, suit, proceeding or investigation, which could reasonably be expected to have a Material Adverse Effect. Except as set forth in the SEC Documents, no judgment, order, writ, injunction or decree or award has been issued by or, to the knowledge of the Company, requested of any court, arbitrator or governmental agency which could result in a Material Adverse Effect.

     3.9 ABSENCE OF CONFLICTS. The execution and delivery of the Transaction Documents to which the Company is a party, the consummation by the Company of the transactions herein or therein contemplated and the performance of or compliance with the terms and conditions hereof or thereof by the Company will not, directly or indirectly (and with or without notice or the passage of time or both), (a) violate any requirements of law applicable to the Company or its subsidiaries; (b) conflict with or result in a breach of or a default under any organizational documents of the Company or its subsidiaries or any contractual obligation to which the Company or its subsidiaries is a party or by which such entity or its properties are bound except where such violation or conflict would not have a Material Adverse Effect; (c) result in the creation or imposition of any lien upon any property (now owned or hereafter acquired) except where such violation or conflict would not have a Material Adverse Effect; or (d) violate or conflict with, or give any governmental authority the right to challenge the transactions contemplated by the Transaction Documents or revoke, withdraw, suspend, cancel, terminate or modify, any regulatory authorization issued to or held by the Company or any subsidiary.

     3.10 ERISA. (a) In the case of each Plan that the Company or any subsidiary maintains or contributes to (or ever maintained or contributed to): (i) the Plan (and each related trust or insurance policy) complies (or complied) in form and in operation in all material respects with the applicable requirements of ERISA, as the case may be; (ii) all required contributions to or premiums or other payments in respect of the Plan have been paid, and all required reports and descriptions have been filed with the proper governmental authority or distributed to participants as appropriate; (iii) there have been no "prohibited transactions' (as defined in Section 406 of


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ERISA and Section 4975 of the Code) in respect of the Plan; (iv) no action, suit, proceeding, arbitration, hearing or investigation in respect of the administration of the Plan or the investment of Plan assets is pending or, to the Company's knowledge, threatened, and to the Company's knowledge, there is no basis for any such action, suit, proceeding, arbitration, hearing or investigation; and (v) no Plan is subject to Title IV of ERISA. For purposes of this Section: "PLAN" shall mean (i) an "employee pension plan" as defined in
Section 3(2) of ERISA, (ii) an "employee welfare benefit plan" as defined in
Section 3(1) of ERISA or (iii) any other employee benefit or fringe benefit plan or program, whether established by Requirements of Law, a written agreement or other instrument, or custom or informal understanding; "CODE" means the Internal Revenue Code of 1986, as amended, or any successor statute thereto; and "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

     (b) Except to the extent required by Section 4980B of the Code, neither the Company nor any subsidiary provides health or other welfare benefits to any retired or former employee or is obligated to provide health or other welfare benefits to any active employee following his or her retirement or other termination of service.

     3.11 ENVIRONMENTAL. Each of the Company and its subsidiaries is in compliance with all Environmental Laws applicable to such entity or its business except for such non-compliances as in the aggregate would not reasonably be expected to have a Material Adverse Effect. Neither the Company nor any of its subsidiaries has received notice of, or is aware of, any violation or alleged violation, or any liability or asserted liability, under any Environmental Law, with respect to such entity or its business or its premises. For purposes of this Section, "ENVIRONMENTAL LAW" means any federal, state, foreign or local statute, law, rule, regulation, ordinance, code or rule of common law now or hereafter in effect and in each case as amended, and any judicial or administrative interpretation thereof, including any legally binding judicial or administrative order, consent decree or judgment, relating to the environment, employee, health and safety or hazardous materials.

     3.12 OPERATING RIGHTS. Except as disclosed in the SEC Reports, to the best of Company's knowledge, the Company and each of its subsidiaries has all material operating authority, licenses, franchises, permits, certificates, consents, rights, and privileges (collectively, "LICENSES") as are necessary to the operation of its business, as now conducted, the absence of which would have a Material Adverse Effect. Such Licenses are in full force and effect, no material violations have been recorded in respect of any such effect, no material violations have been recorded in respect of any such Licenses, and no material proceeding is pending or, to the best knowledge of the Company, threatened that could result in the revocation or limitation of any of such Licenses except, in each case, as disclosed in the SEC Reports. The Company and each of its subsidiaries presently conducts its business so as to comply in all material respects with all such material Licenses. "SEC REPORTS" means all registration statements, prospectuses, reports, schedules, forms, statements and other documents filed with the Securities Exchange Commission.

     3.13 TAXES. All material federal, state, local and foreign tax returns, reports, and statements, required to be filed by Company and each of its subsidiaries have been timely


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filed with the appropriate court, administrative agency or commission or other governmental authority or instrumentality ("GOVERNMENTAL ENTITY") and all such returns, reports and statements are true, correct and complete in all material respects except where any failure to timely file or any inaccuracy or omission would not reasonably be expected to have a Material Adverse Effect. All material charges and other material impositions due and payable for the periods covered by such returns, reports and statements have been paid prior to the date on which any fine, penalty, interest or late charge may be added thereto for nonpayment thereof, or any such fine, penalty, interest, late charge or loss has been paid or is immaterial in amount. Except as disclosed in the SEC Reports, no material tax audits or other administrative or judicial proceedings are pending or, to the Company's knowledge, threatened with regard to any charges for which Company or any of its subsidiaries may be liable and no material assessment of charges is proposed against Company or any of its subsidiaries. For purposes of this Section, "CHARGES" shall mean all federal, state and city (including, without limitation, the Pension Benefit Guaranty Corporation) taxes at the time due and payable, levies, assessments, charges or liens upon or relating to the Company's or any of its subsidiaries' business.

     4. REPRESENTATIONS AND WARRANTIES OF INVESTOR.

     The Investor hereby represents and warrants to the Company as follows:

     4.1 REQUISITE POWER AND AUTHORITY. The Investor has all necessary power and authority under all applicable provisions of law to execute and deliver this Agreement and the Investor Rights Agreement and to carry out their provisions. All action on such Investor's part required for the lawful execution and delivery of this Agreement, and the Investor Rights Agreement have been or will be effectively taken prior to the Closing. Upon execution and delivery, this Agreement and the Investor Rights Agreement will be valid and binding obligations of such Investor, enforceable in accordance with their terms, except
(a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights,
(b) general principles of equity that restrict the availability of equitable remedies, and (c) to the extent that the enforceability of the indemnification provisions of Section 1.7 of the Investor Rights Agreement may be limited by applicable laws.

     4.2 INVESTMENT REPRESENTATIONS. The Investor understands that neither the offer or sale of the Shares nor the offer or sale of the Conversion Shares have been registered under the Securities Act. The Investor also understands that the Shares are being offered and sold pursuant to an exemption from registration contained in the Securities Act based in part upon Investor's representations contained in this Agreement. The Investor hereby represents and warrants as follows:

     (a) INVESTOR BEARS ECONOMIC RISK. Investor has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to the Company so that it is capable of evaluating the merits and risks of its investment in the Company and has the capacity to protect its own interests. Investor must bear the economic risk of this investment indefinitely unless the Shares (or the Conversion Shares) are registered pursuant to the Securities Act, or an exemption from registration is available. The Investor also


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understands that there is no assurance that any exemption from registration under the Securities Act will be available and that, even if available, such exemption may not allow such Investor to transfer all or any portion of the Shares or the Conversion Shares under the circumstances, in the amounts or at the times such Investor might propose.

     (b) ACQUISITION FOR OWN ACCOUNT. The Investor is acquiring the Shares and the Conversion Shares for Investor's own account for investment only, and not with a view towards their distribution.

     (c) INVESTOR CAN PROTECT ITS INTEREST. The Investor represents that by reason of its, or of its management's, business or financial experience, the Investor has the capacity to protect its own interests in connection with the transactions contemplated in this Agreement and the Investor Rights Agreement. Further, the Investor is aware of no publication of any advertisement in connection with the transactions contemplated in this Agreement.

     (d) ACCREDITED INVESTOR. The Investor represents that it is an accredited investor within the meaning of Regulation D under the Securities Act.

     (e) COMPANY INFORMATION. The Investor has had an opportunity to discuss the Company's business, management and financial affairs with directors, officers and management of the Company. The Investor has also had the opportunity to ask questions of and receive answers from, the Company and its management regarding the terms and conditions of this investment. The foregoing, however, does not limit or modify the representations and warranties of the Company in Section 3 of this Agreement or the right of such Investor to rely thereon.

     (f) RULE 144. Investor acknowledges and agrees that the Shares, and, if issued, the Conversion Shares must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. The Investor has been advised or is aware of the provisions of Rule 144 promulgated under the Securities Act as in effect from time to time, which permits limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things: the availability of certain current public information about the Company, the resale occurring following the required holding period under Rule 144 and the number of shares being sold during any three-month period not exceeding specified limitations.

     (g) DOMICILE. The office or offices of such Investor in which its investment decision was made is located at the address or addresses of such Investor set forth on the signature page hereto.

     (h) LEGENDS. The Investor understands that the certificates evidencing the Shares, the Conversion Shares and any shares of Common stock issuable upon redemption thereof (collectively, the "SECURITIES") may bear the following legend in addition to any other legend that may be required from time to time under applicable law or pursuant to any other contractual obligation:

               "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS


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          AMENDED (THE "ACT") OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE
          SOLD OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS. THE cOMPANY MAY REQUIRE A SATISFACTORY OPINION OF COUNSEL FOR THE HOLDER THAT SUCH TRANSFER IS exempt from the requirements of the act."

     4.3 TRANSFER RESTRICTIONS. The Investor agrees that it will not transfer any Securities without complying with each of the restrictions set forth herein and pursuant to applicable law and agrees that in connection with any such transfer it will, if requested by the Company, deliver at its expense to the Company an opinion of counsel, in form and substance reasonably satisfactory to the Company and counsel for the Company, that such transfer is not in violation of the securities laws of the United States of America or any state thereof having jurisdiction with respect to such transfer. Each certificate or instrument evidencing the Securities transferred as above shall bear the appropriate restrictive legend set forth in Section 4.2(i) above, except that such certificate shall not be required to bear such restrictive legend if in the opinion of counsel for the Company such legend is not required (under Rule 144(k) or otherwise) in order to establish compliance with any provisions of the Securities Act.

     5. CONDITIONS TO CLOSING.

     5.1 CONDITIONS TO INVESTOR'S OBLIGATIONS AT THE CLOSING. The Investor's obligations at the Closing are subject to the satisfaction, at or prior to the Closing Date, of the following conditions, any of which may be waived in whole or in part by the Investor.

     (a) REPRESENTATIONS AND WARRANTIES TRUE; PERFORMANCE OF OBLIGATIONS. The representations and warranties made by the Company in Section 3 hereof shall be true and correct in all material respects as of the Closing Date with the same force and effect as if they had been made as of the Closing Date, and the Company shall have performed all obligations and conditions herein required to be performed or observed by it on or prior to the Closing.

     (b) LEGAL INVESTMENT. On the Closing Date, the issuance and sale of the Shares and the proposed issuance of the Conversion Shares shall be legally permitted by all laws and regulations to which the Investor and the Company are subject.

     (c) CONSENTS, PERMITS, AND WAIVERS. The Company shall have obtained any and all consents, permits and waivers necessary or appropriate for consummation of the transactions contemplated by this Agreement and the Investor Rights Agreement (except for such as may be properly obtained subsequent to the Closing).

     (d) FILING OF CERTIFICATE. The Certificate of Designations shall have been filed with the Secretary of State of the State of Delaware and shall continue to be in full force and effect as of the Closing Date.


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     (e) RESERVATION OF CONVERSION SHARES. The Conversion Shares issuable upon conversion of the Shares shall have been duly authorized and reserved for issuance upon such conversion.

     (r) COMPLIANCE CERTIFICATE. The Company shall have delivered to the Investor a Compliance Certificate, executed by the CEO of the Company, dated the Closing Date, to the effect that the conditions specified in subsections (a),
(c) and (d) of this Section 5.1 have been satisfied.

     (g) INVESTOR RIGHTS AGREEMENT. The Company shall have executed and delivered to the Investor the Investor Rights Agreement.

     (h) SUPPLY AGREEMENT. The Company shall have executed and delivered to Coats American, Inc., the Supply Agreement, a form of which is attached hereto as EXHIBIT D (the "SUPPLY AGREEMENT").

     (i) SECURITY AGREEMENTS. The Company and Tag-It de Mexico S.A. de C.V. ("MEXICO") shall have executed and delivered to Coats American, Inc. and Hilos Timon S.A. de C.V. ("TIMON") the Purchase Money Security Agreement, a form of which is attached hereto as EXHIBIT E (the "SECURITY AGREEMENT") and Mexico shall have executed and delivered to Timon the Pledge Agreement, a form of which is attached hereto as EXHIBIT F.

     (j) SECRETARY'S CERTIFICATE, GOOD STANDING CERTIFICATE. The Investor shall have received a certificate from the Company dated as of the Closing Date and signed by the Secretary or an Assistant Secretary of the Company, certifying (i) that the attached copies of the certificate of incorporation, bylaws or other applicable governance documents are true, complete and correct and remain unamended and in full force and effect, (ii) that the attached resolutions of the Board of Directors of the Company (x) authorizing the issuance of the Shares pursuant to this Agreement, the authorization and reservation for issuance of the Conversion Shares and (y) approving this Agreement, the Investor Rights Agreement and the transactions contemplated hereby and thereby, are all true, complete and correct and remain unamended and in full force and effect, (iii) as to the incumbency and specimen signature of each officer of the Company executing this Agreement and the Investor Rights Agreement to which it is a party and any other document delivered in connection herewith or therewith on behalf of the Company and (iv) as to the good standing of the Company and its subsidiaries in each such company's state of incorporation.

     (k) OPINION OF COMPANY'S COUNSEL. Counsel to the Company shall have delivered to the Investor, an opinion addressed to it, in a form reasonably acceptable to the Investor.

     (l) APPOINTMENT OF DIRECTOR. Donna Armstrong shall have been appointed to the Board of Directors of the Company as a Class III director, and the Company shall have executed and delivered to her an Indemnification Agreement, substantially in the form of EXHIBIT G attached hereto.


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     (m) STOCK CERTIFICATES. The Investor shall have received from the Company a duly executed preferred stock certificate dated the Closing Date representing the number of shares of Series C Preferred Stock purchased by it at the Closing.

     5.2 CONDITIONS TO OBLIGATIONS OF THE COMPANY. The Company's obligation to issue and sell the Shares at the Closing is subject to the satisfaction, on or prior to such Closing, of the following conditions any of which may be waived in whole or party by the Company:

     (a) REPRESENTATIONS AND WARRANTIES TRUE. The representations and warranties made by the Investor in Section 4 shall be true and correct at the date of the Closing with the same force and effect as if they had been made on and as of said date.

     (b) PERFORMANCE OF OBLIGATIONS. The Investor shall have performed and complied with all agreements and conditions herein required to be performed or complied with by Investor on or before the Closing including, payment of the Purchase Price and delivery of the Cancellation Certificate.

     (c) FILING OF CERTIFICATE OF DESIGNATIONS. The Certificate of Designations shall have been filed with the Secretary of State of the State of Delaware.

     (d) INVESTOR RIGHTS AGREEMENT. The Investor shall have executed and delivered the Investor Rights Agreement to the Company

     (e) SUPPLY AGREEMENT. Coats American, Inc. shall have executed and delivered the Supply Agreement to the Company.

     (f) CONSENTS, PERMITS, AND WAIVERS. The Company shall have obtained any and all consents, permits and waivers necessary or appropriate for consummation of the transactions contemplated by this Agreement and the Investor Rights Agreement (except for such as may be properly obtained subsequent to the Closing).

     6. POST CLOSING COVENANTS.

     6.1 COVENANTS OF COMPANY.

     (a) USE OF PROCEEDS. The proceeds from the sale of the Shares will be used by the Company, for general corporate purposes, PROVIDED, HOWEVER, that no portion of the proceeds shall be used to repay debt obligations owed to affiliates of the Company as set forth on Schedule 6.1(a) hereto. Notwithstanding the foregoing, for the avoidance of doubt the parties agree that this Section 6.1(a) shall place no restriction on the Company's use of funds received from third parties in connection with transactions occurring subsequent to the Closing Date.

     (b) FORM D; BLUE SKY LAWS. The Company agrees to file a Report on Form D with respect to the Shares as required under Regulation D of the Securities Act of 1933, as amended, and to provide a copy thereof to the Investor promptly after such filing. The Company shall take such action as the Company shall reasonably determine is necessary to qualify the Shares for sale to the Investor on the Closing Date, pursuant to this Agreement under applicable securities or "blue sky" laws of the states of the United States (or to obtain an exemption from such qualification).

     (c) BOARD RIGHTS. For so long as the Investor or its permitted transferee pursuant to Section 7.3 hereof holds 66 2/3% of the Shares purchased hereunder, the Company shall, consistent with its fiduciary duties and the rules and regulations of the relevant securities exchange or automated quotation system, if any on which the Company's securities are listed, use its commercially reasonable efforts to cause a representative designated by the Investor to be nominated to fill the vacancy on its Board of Directors (the "BOARD COMPOSITION REQUIREMENT"); PROVIDED, that in the event that the Company is unable to cause a nominee of the Investor to be elected to the Board of Directors, the Investor declines to nominate a director for appointment to the Board prior to the Closing, or the Investor no longer wishes to nominate an individual for the Board of Directors, the Company shall, upon the Investor's request, provide the Investor with the same information which the Company distributes to the Board of Directors in connection with meetings of the Board of Directors, PROVIDED FURTHER HOWEVER, that the Board of Directors may exclude Investor's nominee to the Board from any discussion or withhold distribution of such information to the Investor where such discussion or distribution of information could reasonably be expected to result in a waiver of attorney client privilege or where the Company's relationship with the Investor or any competitor of the Investor is discussed.

     (d) MEETING OF THE COMPANY STOCKHOLDERS. The Company shall take all necessary actions in accordance with applicable law and its Certificate of Incorporation and Bylaws to seek and obtain stockholder approval by the holders of a majority of the outstanding shares of Common Stock at the Company's annual meeting of stockholders (the "ANNUAL MEETING"), of the election of a Board of Directors in conformity with the Board Composition Requirement. The Board of Directors shall recommend such approval, and the Company shall solicit such approval. No amendment or supplement to the proxy statement soliciting proxies in connection with the Annual meeting which relates to the Board Composition Requirement shall be filed or made by the Company without prior consultation with the Investor.

     6.2 COVENANTS OF INVESTOR.

     (a) COMPLIANCE WITH LAW. The Investor's trading activities with respect to shares of the Company's Common Stock will be in compliance with all applicable state and federal securities laws, rules and regulations as well as the rules and regulations of the American Stock Exchange or such other public market on which the Company's Stock is listed.

     (b) NO SHORT SALES. Except as otherwise permitted by Rule 16c-4 of the Exchange Act, the Investor and its affiliates shall not engage in short sales of the Company's Common Stock (as defined in SEC and NASD rules) so long as the Investor holds any unconverted shares of Series C Preferred Stock, PROVIDED, HOWEVER, nothing in this Section 6.2(b) shall limit the Investor or its affiliates from engaging in bona fide cap or collar transactions on shares of the Company's Common Stock owned by the Investor or its affiliates or from selling its shares of the Company's Common Stock to the highest bidder in a public or private transaction.

     7. MISCELLANEOUS.

     7.1 GOVERNING LAW; CONSENT TO JURISDICTION; DISPUTES. This Agreement shall be governed by and construed under the laws of the State of Delaware as applied to agreements among Delaware residents entered into and to be performed entirely within. Delaware Each party hereto irrevocably and unconditionally (i) agrees that any action, suit or claim brought hereunder must be brought in the courts of the United States sitting in the State of Delaware or the courts of the State of Delaware and occur in the State of Delaware which shall serve as the exclusive jurisdiction and venue for any and all disputes arising out of and/or relating to this Agreement; (ii) consents to the jurisdiction of any such court in any such suit, action or proceeding; and (iii) waives any objection which such party may have to the laying of venue of any such suit, action or proceeding in any such court.

     7.2 SURVIVAL. The representations, warranties, covenants and agreements made herein shall survive any investigation made by the Investor and the closing of the transactions contemplated hereby until the date which is 18 months from the date of this Agreement, PROVIDED, HOWEVER that the agreements and covenants of the Investor and the Company set forth in Section 6 hereof shall survive the closing of the transactions contemplated hereby until the Investor holds less than 66 2/3% of the Shares purchased hereunder, PROVIDED, FURTHER, that the covenants of Investor and Company set forth in Section 7.14 shall survive the closing of the transactions contemplated hereby and remain in full force and effect until the term of the Supply Agreement expires pursuant to its terms. All statements as to factual matters contained in any certificate or other instrument delivered by or on behalf of the Company pursuant hereto in connection with the transactions contemplated hereby shall be deemed to be representations and warranties by the Company hereunder solely as of the date of such certificate or instrument.

     7.3 SUCCESSORS AND ASSIGNS. The rights of the Investor hereunder may not be assigned without the prior written consent of the Company, which consent may be withheld in the Company's sole discretion, other than to (a) a successor in interest to all or substantially all of the Investor's assets related to its thread business or (b) to any affiliate of Investor or Coats plc of which Investor or Coats plc directly or indirectly owns 51% of the voting securities of such entity or has the power to elect a majority of the directors (or other governing body) of such affiliate; PROVIDED: (i) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee; (ii) such transferee or assignee agrees in writing to be bound by and subject to the terms and conditions of this Agreement and the Investor Rights Agreement; and (iii) the assignee is acquiring all of the Shares held by the Investor.

     7.4 ENTIRE AGREEMENT. This Agreement, the Supply Agreement, the Exhibits and Schedules hereto, the Investor Rights Agreement and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and no party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein and therein.

     7.5 SEVERABILITY. In case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     7.6 AMENDMENT AND WAIVER. This Agreement may be amended or modified only upon the written consent of the Company and the Investor.

     7.7 DELAYS OR OMISSIONS. It is agreed that no delay or omission to exercise any right, power or remedy accruing to any party, upon any breach, default or noncompliance by another party under this Agreement, the Investor Rights Agreement or the Certificate of Designations, shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of or in any similar breach, default or noncompliance thereafter occurring. It is further agreed that any waiver, permit, consent or approval of any kind or character on the Investor's part of any breach, default or noncompliance under this Agreement, the Investor Rights Agreement or under the Certificate of Designations or any waiver on such party's part of any provisions or conditions of this Agreement, the Investor Rights Agreement, or the Certificate of Designations must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, the Investor Rights Agreement, the Certificate of Designations, by law, or otherwise afforded to any party, shall be cumulative and not alternative.

     7.8 NOTICES. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient, if not, then on the next business day, or (c) one (1) day after deposit with an internationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the Company and the Investor at the addresses set forth on the signature pages hereof or at such other address as the Company or Investor may designate by ten (10) days advance written notice to the other parties hereto.

     7.9 EXPENSES. Each party shall pay all costs and expenses that it incurs with respect to the negotiation, execution, delivery and performance of this Agreement.

     7.10 ATTORNEYS' FEES. In the event that any suit or action is instituted to enforce any provision in this Agreement, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all reasonable fees, costs and expenses of appeals.

     7.11 TITLES AND SUBTITLES. The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

     7.12 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

     7.13 BROKER'S FEES. Each party hereto represents and warrants that no agent, broker, investment banker, person or firm acting on behalf of or under the authority of such party hereto is or will be entitled to any broker's or finder's fee or any other commission directly or indirectly in connection with the transactions contemplated herein. Each party hereto further agrees to indemnify each other party for any claims, losses or expenses incurred by such other party as a result of the representation in this Section 7.13 being untrue.

     7.14 CONFIDENTIALITY. Except where required by law or applicable regulation or stock exchange rule, each party hereto agrees that, except with the prior written consent of the other party, it shall at all times keep confidential and not divulge, furnish or make accessible to anyone any confidential information, knowledge or data concerning or relating to the business or financial affairs of the other parties to which such party has been or shall become privy by reason of this Agreement, the Investor Rights Agreement, discussions or negotiations relating to this Agreement or the Investor Rights Agreement, the performance of its obligations hereunder, the ownership of the Shares purchased hereunder, or as a result of the Investor's board representation and/or observation rights and rights to receive minutes of meetings of the Company's Board of Directors. The provisions of this Section 7.14 shall be in addition to, and not in substitution for, the provisions of any separate nondisclosure agreement executed by the parties hereto.

     7.15 PRONOUNS. All pronouns contained herein, and any variations thereof, shall be deemed to refer to the masculine, feminine or neutral, singular or plural, as the identity of the parties hereto may require.

     7.16 CALIFORNIA CORPORATE SECURITIES LAW. THE SALE OF THE SECURITIES THAT ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION OR IN THE ABSENCE OF AN EXEMPTION FROM SUCH QUALIFICATION IS UNLAWFUL. PRIOR TO ACCEPTANCE OF SUCH CONSIDERATION BY THE COMPANY, THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED OR AN EXEMPTION FROM SUCH QUALIFICATION BEING AVAILABLE.

              [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have executed the SERIES C PREFERRED STOCK PURCHASE AGREEMENT as of the date set forth in the first paragraph hereof.

COMPANY:                                 INVESTOR:
TAG-IT PACIFIC, INC                      COATS NORTH AMERICA CONSOLIDATED, INC.


By: /S/ COLIN DYNE                       By:  /S/ DONNA ARMSTRONG
   -------------------------------          -----------------------------------
Name:  COLIN DYNE                        Name:  DONNA ARMSTRONG
Title: CEO                               Title: V.P. - FINANCE

Address: 21900 Burbank Blvd.             Address: Two Lake Pointe Plaza
Suite 270                                4135 South Stream Blvd.
Woodland Hills, CA 91367                 Charlotte, NC 28217
Attn: Colin Dyne and Ronda Sallmen       Attn: Donna Armstrong
Fax: (818) 444-4106                      Fax: (704) 329-5970


With a copy to:                          With a copy to:

Akin, Gump, Strauss, Hauer & Feld        Moore & Van Allen PLLC
2029 Century Park East                   100 N. Tryon Street
24th Floor                               47th Floor
Los Angeles, CA 90067                    Charlotte, NC 28202
Fax: (310) 728-2233                      Fax: (704) 331-1159
Attn:  Murray Markiles                   Attn: A. Mark Adcock

                                    EXHIBIT A

                           CERTIFICATE OF DESIGNATIONS

                                    EXHIBIT B

                            CANCELLATION CERTIFICATE

                                    EXHIBIT C

                            INVESTOR RIGHTS AGREEMENT

                                    EXHIBIT D

                                SUPPLY AGREEMENT

                                    EXHIBIT E

                               SECURITY AGREEMENT

                                    EXHIBIT F

                                PLEDGE AGREEMENT

                                    EXHIBIT G

                       DIRECTOR INDEMNIFICATION AGREEMENT



                                     Page 3